UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21416

John Hancock Tax-Advantaged Dividend Income Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2018

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock

Tax-Advantaged Dividend Income Fund

Ticker: HTD
Semiannual report 4/30/18

Managed distribution plan

On September 19, 2016, the fund adopted a managed distribution plan (Plan). Under the Plan, the fund makes monthly distributions of an amount equal to $0.1380 per share, which will be paid monthly until further notice. The fund may make additional distributions (i) for purposes of not incurring federal income tax on investment company taxable income and net capital gain, if any, not included in such regular distributions and (ii) for purposes of not incurring federal excise tax on ordinary income and capital gain net income, if any, not included in such regular monthly distributions.

The Plan provides that the Board of Trustees of the fund may amend the terms of the Plan or terminate the Plan at any time without prior notice to the fund's shareholders. The Plan is subject to periodic review by the fund's Board of Trustees.

You should not draw any conclusions about the fund's investment performance from the amount of the fund's distributions or from the terms of the Plan. The fund's total return at NAV is presented in the Financial Highlights.

With each distribution that does not consist solely of net investment income, the fund will issue a notice to shareholders and an accompanying press release that will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The fund may at times distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital does not necessarily reflect the fund's investment performance and should not be confused with "yield" or "income."

A message to shareholders

Dear shareholder,

Financial markets around the world experienced a meaningful rise in volatility in the last half of the reporting period, leading to some mixed results for equity investors. Stocks generally declined late in the period as investors reacted to a potential trade war between the United States and China and the prospect of rising inflation. While some in the asset management community believe the sell-off will be temporary, we have suggested for some time that the era of extremely low volatility would eventually come to an end, and that now appears to be the case.

Ultimately, the asset prices of stocks are underpinned by fundamentals, and the good news is that those continue to appear supportive. Unemployment remained close to historic lows, consumer confidence rose, and the housing market continued to notch steady gains. One moderating factor was the U.S. Federal Reserve's steady tightening of monetary policy. While higher interest rates alone may not cause the economy to pull back, markets will be closely attuned to any sign of policymakers quickening the pace of interest-rate increases in the year ahead.

Your best resource in unpredictable markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly into an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Tax-Advantaged Dividend Income Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	Fund's investments
14	Financial statements
18	Financial highlights
19	Notes to financial statements
27	Additional information
27	Shareholder meeting
29	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide a high level of after-tax total return from dividend income and capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/18 (%)

The index shown is a blended index that is 55% ICE Bank of America Merrill Lynch Preferred Stock DRD Eligible Index and 45% S&P 500 Utilities Index.

The ICE Bank of America Merrill Lynch Preferred Stock DRD Eligible Index consists of investment-grade fixed-rate U.S. dollar-denominated preferred securities and fixed-to-floating-rate securities. The index includes securities having a minimum remaining term of at least one year, Dividend Received Deduction (DRD) eligible preferred stock and senior debt.

The S&P 500 Utilities Index is a capitalization-weighted index that consists of companies in the S&P 500 Index that are primarily involved in water, electrical power, and natural gas distribution industries.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The performance data contained within this material represents past performance, which does not guarantee future results.

Investment returns and principal value will fluctuate and a shareholder may sustain losses. Further, the fund's performance at net asset value (NAV) is different from the fund's performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. Market risk may be augmented when shares are purchased at a premium to NAV or sold at a discount to NAV. Current month-end performance may be higher or lower than the performance cited. The fund's most recent performance can be found at jhinvestment.com or by calling 800-852-0218.

SEMIANNUAL REPORT   |   JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Income-producing investments posted slightly negative returns

Rising U.S. Treasury bond yields and inflation expectations put pressure on income-producing investments.

The fund generated a loss for the period

Preferred holdings and, to a greater extent, utility common stocks produced negative returns.

Certain sectors produced positive returns

Energy-related common stocks and certain financial holdings gave a boost to relative performance.

PORTFOLIO COMPOSITION AS OF 4/30/18 (%)

A note about risks

As is the case with all exchange-listed closed-end funds, shares of this fund may trade at a discount or a premium to the fund's net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial return of capital. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund securities may negatively impact performance. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. An issuer of securities held by the fund may default, have its credit rating downgraded, or otherwise perform poorly, which may affect fund performance. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. The fund's use of leverage creates additional risks, including greater volatility of the fund's NAV, market price, and returns. There is no assurance that the fund's leverage strategy will be successful. Focusing on a particular industry or sector may increase the fund's volatility and make it more susceptible to market, economic, and regulatory risks as well as other factors affecting those industries or sectors. Derivatives transactions, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment.

SEMIANNUAL REPORT   |   JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND       3

Discussion of fund performance

An interview with Portfolio Manager Joseph H. Bozoyan, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Joseph H. Bozoyan, CFA
Portfolio Manager
John Hancock Asset Management

What was the market environment like for income-producing securities during the six months ended April 30, 2018?

Income-producing investments—including the preferred securities and utility common stocks that are the main areas of emphasis for the fund—posted negative returns, hurt largely by rising bond yields amid an improved outlook for U.S. economic growth. By boosting consumer confidence and the business outlook, the U.S. tax reform bill that went into effect on January 1, 2018, provided further support for the upward trajectory of the 10-year U.S. Treasury bond. As Treasury yields rose, the prices of interest-rate-sensitive preferred securities and utility common shares declined. Later in the period, income-producing investments stabilized a bit when trade sanctions between the United States and China somewhat dimmed and inflation expectations leveled off.

What's your view on income-producing investments?

We have a positive view of the U.S. economy for the next 8 to 12 months, given our belief that tax reform should continue to stimulate growth. Against that backdrop, we expect inflation will trend higher. The already-low U.S. unemployment rate could further decline, leading to wage increases and potentially boosting inflation. However, we believe that U.S. Treasury prices at period end already reflected higher inflation expectations and, as a result, they are likely to remain stable even if inflation drifts higher. A more stable Treasury yield environment, in turn, would likely be the basis for more stability for preferred and utility common shares as well.

Nonetheless, we have taken a number of steps to prepare the portfolio for higher interest rates, including making significant additions to our fixed- to-floating-rate preferred securities exposure. We believe the fund's short Treasury futures hedge also should help provide some protection against rising rates. Finally, the fund owns some high-yielding common stocks of integrated oil companies, which tend to perform well in strong economic environments.

Our case for long-term enthusiasm for preferreds remains intact. We don't expect a significant increase in new issue supply of income-producing securities, given our view that corporations will remain reluctant to issue new such securities. On the demand side, the aging global population

SEMIANNUAL REPORT   |   JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND       4

"Income-producing investments... posted negative returns, hurt largely by rising bond yields amid an improved outlook for U.S. economic growth."
should continue to have an appetite for assets that provide a steady and predictable income stream as increasing numbers of older investors transfer larger portions of their portfolios into income-producing investments.

We are particularly optimistic about the longer-term performance of utility common stocks. Companies continue to upgrade and strengthen their infrastructure and are investing in renewable energy like solar and wind. These developments, in our view, position utility companies for accelerated earnings and dividend growth over the next three to five years.

What drove the fund's performance?

Returns for the vast majority of the fund's preferred securities holdings and, to a greater extent, utility common stocks, detracted from performance, resulting in a negative return for the period.

There also were some disappointments among individual holdings. The mandatory convertible securities of Kinder Morgan, Inc. detracted. This holding underperformed in response to a potentially unfavorable Federal Energy Regulatory Commission (FERC) proposed rule change regarding pipelines. The fund's holdings in the common stock of Dominion Energy, Inc. also underperformed because a pipeline subsidiary of the company might be affected by FERC's proposed rule change. The common stock holdings of Macquarie Infrastructure Corp. detracted as well. The shares declined when the company cut its common stock dividend to preserve balance sheet strength and fund its growth capital expenditure plan.

SECTOR COMPOSITION AS OF 4/30/18 (%)

SEMIANNUAL REPORT   |   JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND       5

In contrast, some of the fund's holdings in energy-related common stocks, including the integrated companies BP PLC and Royal Dutch Shell PLC and pipeline company ONEOK, Inc., performed comparatively well. They generated solid gains as the price of oil moved higher. The common stock of FirstEnergy Corp. also contributed, posting gains after the company announced it was splitting off from its nonregulated power business.

What other holdings played a part in the fund's performance?

Fund performance was bolstered by its allocation to the preferred shares of financial companies, as well as security selection in the segment. Here, two of the better performers were Bank of America Corp. and MetLife, Inc. Many of the financials we held did well in part due to their fixed- to-floating-rate structure. Such securities are issued with a fixed-rate that typically lasts five years; they then move to floating rates. These securities were in strong demand during the period because income investors sought to assure future income stream by capturing higher floating- rate coupons in the future.

On an individual security basis, our holdings in Teva Pharmaceutical Industries, Ltd., the world's largest maker of generic drugs, outperformed. Teva's common stock rallied, mostly due to investors' enthusiasm about the company's cost-cutting and restructuring plans.

The use of U.S. Treasury note futures, which we employed to help hedge the portfolio's interest-rate exposure, also aided performance. As interest rates rose, the value of the fund's short position in the Treasury note futures contracts increased in value.

Were there any significant changes to the portfolio?

In addition to increasing exposure to financials with the fixed- to-floating-rate feature, we made other notable additions to the fund's holdings. One was Sempra Energy. We bought these

TOP 10 ISSUERS AS OF 4/30/18 (%)

Dominion Energy, Inc.	4.0
BP PLC, ADR	3.2
DTE Energy Company	3.1
Kinder Morgan, Inc.	3.0
American Electric Power Company, Inc.	3.0
Wells Fargo & Company	2.9
ONEOK, Inc.	2.9
Interstate Power & Light Company	2.7
Ameren Corp.	2.5
Duke Energy Corp.	2.4
TOTAL	29.7
As a percentage of total investments
Cash and cash equivalents are not included.

SEMIANNUAL REPORT   |   JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND       6

mandatory convertible preferred shares based in part on the company's higher-than-average growth rate and also because we viewed its valuation as attractive. We also added to some existing holdings in names we liked when we felt they were attractively valued, including Canadian-based energy transportation company Enbridge, Inc. Additionally, we added AES Corp., a non-rated utility that we believe is poised for outperformance.

To fund these purchases, we used the proceeds from holdings that were called and sold some energy-related common equities.

MANAGED BY

Joseph H. Bozoyan, CFA, JHAM On the fund since 2015 Investing since 1993
Brad Lutz, CFA, JHAM On the fund since 2017 Investing since 1992
Gregory McMurran, Analytic Investors On the fund since 2009 Investing since 1976
Dennis Bein, CFA, Analytic Investors On the fund since 2009 Investing since 1992
Harindra de Silva, Ph.D., CFA, Analytic Investors On the fund since 2009 Investing since 1988
Megan N. Miller, CFA, Analytic Investors On the fund since 2018 Investing since 2008

COUNTRY COMPOSITION AS OF 4/30/18 (%)

United States	88.8
United Kingdom	6.6
Israel	1.6
Netherlands	1.6
Canada	1.2
Other countries	0.2
TOTAL	100.0
As a percentage of total investments.

The views expressed in this report are exclusively those of Joseph H. Bozoyan, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND       7

Fund’s investments
AS OF 4-30-18 (unaudited)
	Shares	Value
Common stocks 73.6% (49.2% of Total investments)		$627,865,274
(Cost $431,408,229)
Energy 12.4%		106,017,065
Oil, gas and consumable fuels 12.4%
BP PLC, ADR (A)	920,450	41,042,866
Enbridge, Inc. (B)(C)	347,106	10,506,899
ONEOK, Inc. (C)	605,000	36,433,100
Royal Dutch Shell PLC, ADR, Class A (B)(C)	258,000	18,034,200
Industrials 1.1%		9,096,000
Transportation infrastructure 1.1%
Macquarie Infrastructure Corp. (B)(C)	240,000	9,096,000
Telecommunication services 4.1%		35,226,946
Diversified telecommunication services 4.1%
AT&T, Inc. (B)(C)	575,000	18,802,500
CenturyLink, Inc. (B)(C)	355,000	6,595,900
Verizon Communications, Inc. (B)(C)	199,160	9,828,546
Utilities 56.0%		477,525,263
Electric utilities 27.6%
Alliant Energy Corp. (C)	390,000	16,750,500
American Electric Power Company, Inc. (B)(C)	540,000	37,789,200
Avangrid, Inc. (B)(C)	475,000	25,037,250
Duke Energy Corp. (B)(C)	320,000	25,651,200
Entergy Corp. (C)	338,000	27,577,420
Eversource Energy (B)(C)	460,000	27,715,000
FirstEnergy Corp. (B)(C)	290,000	9,976,000
OGE Energy Corp. (C)	540,000	17,749,800
Pinnacle West Capital Corp. (C)	50,000	4,025,000
PPL Corp. (B)(C)	500,000	14,550,000
The Southern Company (C)	405,000	18,678,600
Xcel Energy, Inc. (C)	207,000	9,695,880
Gas utilities 3.8%
Atmos Energy Corp. (C)	240,000	20,853,600
ONE Gas, Inc. (B)(C)	160,000	11,155,200
Independent power and renewable electricity producers 1.1%
AES Corp. (B)(C)	800,000	9,791,999
Multi-utilities 23.5%
Ameren Corp. (A)(B)(C)	540,000	31,654,800
Black Hills Corp. (B)(C)	440,000	24,939,200
CenterPoint Energy, Inc. (B)(C)	980,000	24,823,400
Dominion Energy, Inc. (B)(C)	400,000	26,624,000
DTE Energy Company (A)(B)(C)	250,000	26,350,000
National Grid PLC, ADR (B)(C)	225,833	13,138,964
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND	8

	Shares	Value
Utilities (continued)
Multi-utilities (continued)
NiSource, Inc. (C)	770,000	$18,780,300
Public Service Enterprise Group, Inc. (B)(C)	70,000	3,650,500

Vectren Corp. (A)(B)(C)	435,000	30,567,450
Preferred securities 69.8% (46.6% of Total investments)		$595,455,055
(Cost $630,132,575)
Energy 5.1%		43,733,299
Oil, gas and consumable fuels 5.1%
Enbridge, Inc., Series B (6.375% to 4-15-23, then 3 month LIBOR + 3.593%) (D)	210,000	5,302,500
Kinder Morgan, Inc., 9.750% (C)	1,235,717	38,430,799
Financials 34.3%		292,245,587
Banks 22.9%
Bank of America Corp., 6.204% (C)	230,000	5,881,100
Bank of America Corp., 6.375% (C)	139,000	3,568,130
Bank of America Corp., 6.500% (C)	177,178	4,643,835
Bank of America Corp., 6.625% (C)	355,000	9,123,500
Barclays Bank PLC, 8.125% (A)	610,000	15,945,400
BB&T Corp. (Callable 6-1-18), 5.200% (C)	480,000	11,980,800
BB&T Corp. (Callable 8-1-18), 5.200% (C)	225,000	5,654,250
BB&T Corp., 5.625% (C)	606,000	15,168,180
Citigroup, Inc. (6.875% to 11-15-23, then 3 month LIBOR + 4.130%)	13,015	358,173
Citigroup, Inc. (7.125% to 9-30-23, then 3 month LIBOR + 4.040%)	210,854	5,876,501
HSBC Holdings PLC, 8.000% (A)	325,000	8,544,250
HSBC Holdings PLC, 8.125%	50,000	1,323,500
JPMorgan Chase & Co., 5.450%	245,000	6,210,750
JPMorgan Chase & Co., 6.100%	510,000	13,372,200
JPMorgan Chase & Co., 6.125%	98,888	2,590,866
JPMorgan Chase & Co., 6.700%	30,000	793,200
MB Financial, Inc., 6.000%	400,000	9,992,000
Santander Holdings USA, Inc., 7.300%	120,000	3,072,000
The PNC Financial Services Group, Inc., 5.375% (C)	280,000	7,019,600
The PNC Financial Services Group, Inc. (6.125% to 5-1-22, then 3 month LIBOR + 4.067%)	40,000	1,085,200
U.S. Bancorp, 5.150% (A)	720,000	18,021,600
U.S. Bancorp (6.500% to 1-15-22, then 3 month LIBOR + 4.468%)	296,000	8,169,600
Wells Fargo & Company, 6.000%	215,000	5,480,350
Wells Fargo & Company, 8.000%	1,200,000	31,187,999
Capital markets 9.9%
Deutsche Bank Contingent Capital Trust II, 6.550%	10,000	256,400
Morgan Stanley, 6.625%	1,057,915	27,474,053
Morgan Stanley (6.375% to 10-15-24, then 3 month LIBOR + 3.708%)	220,000	5,882,800
Morgan Stanley (7.125% to 10-15-23, then 3 month LIBOR + 4.320%) (B)(C)	379,120	10,668,437
State Street Corp., 5.250%	910,000	22,841,000
State Street Corp., 6.000%	192,065	5,003,293
9	JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Capital markets (continued)
State Street Corp. (5.900% to 3-15-24, then 3 month LIBOR + 3.108%)	25,000	$659,750
The Bank of New York Mellon Corp., 5.200% (C)	425,000	10,667,500
The Goldman Sachs Group, Inc., 6.200%	40,312	1,044,081
Consumer finance 0.7%
Capital One Financial Corp., 6.200% (C)	100,183	2,625,796
Capital One Financial Corp., 6.700% (C)	136,569	3,589,033
Insurance 0.8%
Aegon NV, 6.500% (C)	96,512	2,492,905
Assurant, Inc., 6.500% (C)	26,400	2,786,784
Prudential Financial, Inc., 5.750%	47,460	1,190,771
Health care 2.5%		21,024,900
Pharmaceuticals 2.5%
Teva Pharmaceutical Industries, Ltd., 7.000%	59,900	21,024,900
Industrials 0.4%		3,407,509
Machinery 0.4%
Stanley Black & Decker, Inc., 5.750%	135,326	3,407,509
Real estate 2.0%		17,250,936
Equity real estate investment trusts 2.0%
American Homes 4 Rent, Series D, 6.500%	30,000	760,200
Crown Castle International Corp., Series A, 6.875% (C)	15,000	15,366,636
Ventas Realty LP, 5.450%	45,000	1,124,100
Telecommunication services 3.9%		33,181,115
Diversified telecommunication services 2.0%
Qwest Corp., 6.125% (A)	730,000	14,563,500
Qwest Corp., 7.500%	34,122	857,145
Verizon Communications, Inc., 5.900%	60,000	1,536,000
Wireless telecommunication services 1.9%
Telephone & Data Systems, Inc., 5.875%	340,000	8,010,400
Telephone & Data Systems, Inc., 6.625%	39,768	985,451
Telephone & Data Systems, Inc., 6.875%	261,064	6,482,219
United States Cellular Corp., 6.950%	30,000	746,400
Utilities 21.6%		184,611,709
Electric utilities 14.1%
Duke Energy Corp., 5.125%	221,008	5,553,931
Entergy Arkansas, Inc., 4.560%	9,388	920,118
Entergy Mississippi, Inc., 4.920%	8,190	831,285
Interstate Power & Light Company, 5.100% (C)	1,382,023	34,757,878
Mississippi Power Company, 5.250%	257,500	6,468,400
NextEra Energy Capital Holdings, Inc., 5.000% (B)(C)	110,000	2,655,400
NextEra Energy, Inc., 6.123% (C)	206,000	11,906,800
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND	10

	Shares	Value
Utilities (continued)
Electric utilities (continued)
PPL Capital Funding, Inc., 5.900%	1,013,052	$25,407,344
SCE Trust II, 5.100%	1,285,000	29,709,200
The Southern Company, 6.250%	80,000	2,072,000
Gas utilities 1.1%
South Jersey Industries, Inc., 7.250% (C)	180,200	9,370,400
Multi-utilities 6.4%
Dominion Energy, Inc., 6.750% (C)	527,000	24,210,380
DTE Energy Company, 5.250% (A)	166,933	4,078,173
DTE Energy Company, 6.500% (A)	170,000	8,923,300
Integrys Holding, Inc. (6.000% to 8-1-23, then 3 month LIBOR + 3.220%)	210,000	5,407,500
Sempra Energy, 6.000% (C)	120,000	12,339,600

	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 5.1% (3.4% of Total investments)				$43,941,000
(Cost $44,403,456)
Consumer discretionary 0.4%				3,543,750
Automobiles 0.4%
General Motors Financial Company, Inc. (5.750% to 9-30-27, then 3 month LIBOR + 3.598%) (B)(C)(E)	5.750	09-30-27	3,600,000	3,543,750
Financials 4.3%				37,217,250
Banks 2.0%
Bank of America Corp. (5.875% to 3-15-28, then 3 month LIBOR + 2.931%) (C)(E)	5.875	03-15-28	7,500,000	7,490,625
BNP Paribas SA (7.375% to 8-19-25, then 5 Year U.S. Swap Rate + 5.150%) (C)(E)	7.375	08-19-25	2,000,000	2,180,000
Huntington Bancshares, Inc. (5.700% to 4-15-23, then 3 month LIBOR + 2.880%) (C)(E)	5.700	04-15-23	3,000,000	2,998,125
The Royal Bank of Scotland Group PLC (8.000% to 8-10-25, then 5 Year U.S. Swap Rate + 5.720%) (B)(C)(E)	8.000	08-10-25	3,624,000	3,963,750
Capital markets 1.1%
E*TRADE Financial Corp. (5.300% to 3-15-23, then 3 month LIBOR + 3.160%) (C)(E)	5.300	03-15-23	10,000,000	9,762,500
Consumer finance 1.1%
Discover Financial Services (5.500% to 10-30-27, then 3 month LIBOR + 3.076%) (C)(E)	5.500	10-30-27	10,000,000	9,800,000
Insurance 0.1%
MetLife, Inc. (5.875% to 3-15-28, then 3 month LIBOR + 2.959%) (B)(C)(E)	5.875	03-15-28	1,000,000	1,022,250
Utilities 0.4%				3,180,000
Electric utilities 0.4%
Southern California Edison Company (6.250% to 2-1-22, then 3 month LIBOR + 4.199%) (C)(E)	6.250	02-01-22	3,000,000	3,180,000

11	JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 1.2% (0.8% of Total investments)				$9,847,000
(Cost $9,847,000)
U.S. Government Agency 0.7%				5,644,000
Federal Home Loan Bank Discount Note	1.580	05-01-18	5,644,000	5,644,000

	Par value^	Value
Repurchase agreement 0.5%		4,203,000

Repurchase Agreement with State Street Corp. dated 4-30-18 at 0.740% to be repurchased at $4,203,086 on 5-1-18, collateralized by $4,455,000 U.S. Treasury Notes, 2.125% due 2-29-24 (valued at $4,293,782, including interest)	4,203,000	4,203,000

Total investments (Cost $1,115,791,260) 149.7%	$1,277,108,329
Other assets and liabilities, net (49.7%)	(424,174,760)
Total net assets 100.0%	$852,933,569

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
ADR	American Depositary Receipt
LIBOR	London Interbank Offered Rate
(A)	A portion of this security is segregated as collateral for options. Total collateral value at 4-30-18 was $77,363,300.
(B)	A portion of this security is on loan as of 4-30-18, and is a component of the fund's leverage under the Liquidity Agreement.
(C)	All or a portion of this security is pledged as collateral pursuant to the Liquidity Agreement. Total collateral value at 4-30-18 was $499,333,661. A portion of the securities pledged as collateral were loaned pursuant to the Liquidity Agreement. The value of securities on loan amounted to $323,338,929.
(D)	Non-income producing security.
(E)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND	12

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
10-Year U.S. Treasury Note Futures	980	Short	Jun 2018	$(117,758,740)	$(117,232,500)	$526,240
						$526,240
* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
WRITTEN OPTIONS
Options on index
Counterparty (OTC)/ Exchange- traded	Name of issuer		Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Calls
Exchange-traded	Dow Jones Industrial Average Index	USD	263.00	Jun 2018	1,450	145,000	$42,759	$(16,675)
Exchange-traded	Philadelphia Stock Exchange Utility Sector Index	USD	690.00	Jun 2018	92	9,200	16,005	(23,000)
Exchange-traded	S&P 100 Index	USD	1,180.00	Jul 2018	417	41,700	1,149,752	(859,020)
Exchange-traded	S&P 500 Index	USD	2,660.00	May 2018	39	3,900	100,199	(46,995)
Exchange-traded	S&P 500 Index	USD	2,730.00	May 2018	37	3,700	47,331	(14,430)
Exchange-traded	S&P 500 Index	USD	2,725.00	May 2018	37	3,700	49,181	(26,640)
Exchange-traded	S&P 500 Index	USD	2,755.00	Jun 2018	136	13,600	1,037,573	(129,880)
							$2,442,800	$(1,116,640)
SWAPS
Interest rate swaps
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	107,000,000	USD	Fixed 2.136%	USD 3 Month LIBOR BBA(a)	Semi-Annual	Quarterly	Oct 2022	—	$2,824,478	$2,824,478
								—	$2,824,478	$2,824,478

(a)	At 4-30-18, the 3 month LIBOR was 2.363%

Derivatives Currency Abbreviations
USD	U.S. Dollar

Derivatives Abbreviations
BBA	The British Banker's Association
LIBOR	London Interbank Offered Rate
At 4-30-18, the aggregate cost of investments for federal income tax purposes was $1,118,582,716. Net unrealized appreciation aggregated to $160,759,691, of which $233,526,485 related to gross unrealized appreciation and $72,766,794 related to gross unrealized depreciation.
OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.
13	JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 4-30-18 (unaudited)

Assets
Investments, at value (Cost $1,115,791,260)	$1,277,108,329
Receivable for centrally cleared swaps	1,274,142
Cash	1,007
Cash held at broker for futures contracts	882,000
Receivable for investments sold	2,029,452
Dividends and interest receivable	2,053,721
Other receivables and prepaid expenses	62,419
Total assets	1,283,411,070
Liabilities
Payable for futures variation margin	122,500
Written options, at value (premium received $2,442,800)	1,116,640
Liquidity agreement	427,900,000
Payable for investments purchased	152,985
Interest payable	899,335
Payable to affiliates
Accounting and legal services fees	138,909
Trustees' fees	1,733
Other liabilities and accrued expenses	145,399
Total liabilities	430,477,501
Net assets	$852,933,569
Net assets consist of
Paid-in capital	$658,330,704
Undistributed net investment income	21,935
Accumulated net realized gain (loss) on investments, futures contracts, options written, foreign currency transactions and swap contracts	28,579,907
Net unrealized appreciation (depreciation) on investments, futures contracts, options written, translation of assets and liabilities in foreign currencies and swap contracts	166,001,023
Net assets	$852,933,569

Net asset value per share
Based on 35,384,961 shares of beneficial interest outstanding — unlimited number of shares authorized with no par value	$24.10

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND       14

STATEMENT OF OPERATIONS  For the six months ended 4-30-18 (unaudited)

Investment income
Dividends	$34,418,271
Interest	898,984
Less foreign taxes withheld	(267,517)
Total investment income	35,049,738
Expenses
Investment management fees	4,826,332
Interest expense	4,800,123
Accounting and legal services fees	138,364
Transfer agent fees	15,023
Trustees' fees	23,784
Printing and postage	130,187
Professional fees	39,089
Custodian fees	51,075
Stock exchange listing fees	17,342
Other	12,946
Total expenses	10,054,265
Less expense reductions	(54,966)
Net expenses	9,999,299
Net investment income	25,050,439
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	35,490,226
Futures contracts	5,657,295
Written options	(6,694,723)
Swap contracts	384,148
34,836,946
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	(97,775,989)
Futures contracts	(1,247,942)
Written options	2,078,715
Swap contracts	3,024,249
(93,920,967)
Net realized and unrealized loss	(59,084,021)
Decrease in net assets from operations	($34,033,582)

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND       15

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 4-30-18	Year ended 10-31-17
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$25,050,439	$58,544,821
Net realized gain	34,836,946	20,566,343
Change in net unrealized appreciation (depreciation)	(93,920,967)	11,662,245
Increase (decrease) in net assets resulting from operations	(34,033,582)	90,773,409
Distributions to shareholders
From net investment income	(29,298,748)	(58,597,495)
From net realized gain	(18,630,182)	(5,799,595)
Total distributions	(47,928,930)	(64,397,090)
From fund share transactions
Total increase (decrease)	(81,962,512)	26,376,319
Net assets
Beginning of period	934,896,081	908,519,762
End of period	$852,933,569	$934,896,081
Undistributed net investment income	$21,935	$4,270,244
Share activity
Shares outstanding
Beginning of period	35,384,961	35,384,961
End of period	35,384,961	35,384,961

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND       16

STATEMENT OF CASH FLOWS For the six months ended 4-30-18 (unaudited)

Cash flows from operating activities
Net decrease in net assets from operations	$(34,033,582)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(105,359,706)
Long-term investments sold	128,863,939
Increase in short-term investments	(1,747,000)
Decrease in cash held at broker for futures contracts	147,000
Decrease in receivable for centrally cleared swaps	197,779
Increase in receivable for investments sold	(2,029,452)
Decrease in dividends and interest receivable	133,246
Decrease in future variation margin	199,067
Increase in other receivables and prepaid expenses	(37,396)
Increase in payable for investments purchased	152,985
Decrease in payable for written options	(1,017,085)
Increase in payable to affiliates	119,926
Decrease in other liabilities and accrued expenses	(26,718)
Decrease in due to custodian	(163,605)
Increase in interest payable	212,581
Net change in unrealized (appreciation) depreciation on investments	97,810,583
Net realized gain on investments	(35,492,625)
Net cash provided by operating activities	$47,929,937
Cash flows from financing activities
Distributions to common shareholders	$(47,928,930)
Net cash used in financing activities	$(47,928,930)
Net increase in cash	$1,007
Cash at beginning of period	-
Cash at end of period	$1,007
Supplemental disclosure of cash flow information:
Cash paid for interest	$4,587,542

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND       17

Financial highlights

COMMON SHARES Period Ended	4-30-18[1]		10-31-17	10-31-16	10-31-15	10-31-14	10-31-13
Per share operating performance
Net asset value, beginning of period	$26.42		$25.68	$23.40	$23.82	$20.65	$20.49
Net investment income[2]	0.71		1.65	1.44	1.38	1.54	1.30
Net realized and unrealized gain (loss) on investments	(1.67)		0.91	2.29	(0.44)	2.95	0.03
Total from investment operations	(0.96)		2.56	3.73	0.94	4.49	1.33
Less distributions to common shareholders
From net investment income	(0.83)		(1.66)	(1.47)	(1.45)	(1.35)	(1.18)
From net realized gain	(0.53)		(0.16)	—	—	—	—
Total distributions	(1.36)		(1.82)	(1.47)	(1.45)	(1.35)	(1.18)
Anti-dilutive impact of repurchase plan	—		—	0.02 [3]	0.09 [3]	0.03 [3]	0.01 [3]
Net asset value, end of period	$24.10		$26.42	$25.68	$23.40	$23.82	$20.65
Per share market value, end of period	$22.16		$25.60	$23.83	$20.98	$21.84	$18.34
Total return at net asset value (%)[4,5]	(3.53	) [6]	10.73	16.97	5.24	23.42	7.28
Total return at market value (%)[4]	(8.46	) [6]	15.62	21.06	2.91	27.41	2.37
Ratios and supplemental data
Net assets applicable to common shares, end of period (in millions)	$853		$935	$909	$836	$883	$775
Ratios (as a percentage of average net assets):
Expenses before reductions	2.33	[7]	1.97	1.72	1.64	1.56	1.59
Expenses including reductions[8]	2.32	[7]	1.96	1.71	1.63	1.55	1.59
Net investment income	5.81	[7]	6.41	5.78	5.88	6.95	6.29
Portfolio turnover (%)	8		11	18	11	7	23
Senior securities
Total debt outstanding end of period (in millions)	$428		$428	$428	$428	$428	$419
Asset coverage per $1,000 of debt[9]	$2,993		$3,185	$3,123	$2,953	$3,063	$2,850

[1]	Six months ended 4-30-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	The repurchase plan was completed at an average repurchase price of $20.47, $20.33, $18.77, $18.09, respectively, for 326,200 shares, 1,341,340 shares, 488,887 shares, 193,358 shares, respectively. The repurchases for the periods ended 10-31-16, 10-31-15, 10-31-14 and 10-31-13 were $6,678,427, $27,270,838, $9,175,619 and $3,496,915, respectively.
[4]	Total return based on net asset value reflects changes in the fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Not annualized.
[7]	Annualized.
[8]	Expenses excluding interest expense were 1.21% (annualized), 1.19%, 1.19%, 1.20%,1.22% and 1.23% for the periods ended 4-30-18, 10-31-17, 10-31-16, 10-31-15, 10-31-14 and 10-31-13, respectively.
[9]	Asset coverage equals the total net assets plus borrowings divided by the borrowings of the fund outstanding at period end (Note 8). As debt outstanding changes, the level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND       18

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Tax-Advantaged Dividend Income Fund (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option trades. Swaps and unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

SEMIANNUAL REPORT   |   JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND       19

The following is a summary of the values by input classification of the fund's investments as of April 30, 2018, by major security category or type:

	Total value at 4-30-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks	$627,865,274	$627,865,274	—	—
Preferred securities
Energy	43,733,299	43,733,299	—	—
Financials	292,245,587	292,245,587	—	—
Health care	21,024,900	21,024,900	—	—
Industrials	3,407,509	3,407,509	—	—
Real estate	17,250,936	1,884,300	$15,366,636	—
Telecommunication services	33,181,115	31,645,115	1,536,000	—
Utilities	184,611,709	177,452,806	7,158,903	—
Corporate bonds	43,941,000	—	43,941,000	—
Short-term investments	9,847,000	—	9,847,000	—
Total investments in securities	$1,277,108,329	$1,199,258,790	$77,849,539	—
Derivatives:
Assets
Futures	$526,240	$526,240	—	—
Swap contracts	2,824,478	—	$2,824,478	—
Liabilities
Written options	(1,116,640)	(1,116,640)	—	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

SEMIANNUAL REPORT   |   JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND       20

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. Estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes, less any amounts reclaimable.

Overdrafts. Pursuant to the custodian agreement, the fund's custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Managed distribution plan. On September 19, 2016, the fund adopted a managed distribution plan (Plan). Under the Plan, the fund makes monthly distributions of an amount equal to $0.1380 per share, which will be paid monthly until further notice.

Distributions under the Plan may consist of net investment income, net realized long-term capital gains, net realized short-term capital gains and, to the extent necessary, return of capital. Return of capital distributions may be necessary when the fund's net investment income and net capital gains are insufficient to meet the minimum distribution. In addition, the fund may also make additional distributions for the purpose of not incurring federal income and excise taxes.

The Board of Trustees may terminate or reduce the amount paid under the Plan at any time. The termination or reduction may have an adverse effect on the market price of the fund's shares.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends monthly and capital gain distributions, if any, annually.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital. The final determination of tax characteristics of the fund's distribution will occur at the end of the year and will subsequently be reported to shareholders.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and derivative transactions.

Statement of cash flows. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund's Statement of assets and liabilities and represents the cash on hand at the fund's custodian and does not include any short-term investments or cash held at broker for futures contracts.

SEMIANNUAL REPORT   |   JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND       21

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Certain options and swaps are typically traded through the OTC market. Certain options and swaps are regulated by the Commodity Futures Trading Commission. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

Futures and certain options are traded on an exchange. Exchange-traded transactions generally present less counterparty risk to a fund than OTC transactions. The exchange stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange and the clearing member.

Centrally-cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers' customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for exchange-traded or centrally-cleared derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded and centrally-cleared transactions is detailed in the Statement of assets and liabilities as Cash held at broker for futures contracts and receivable for centrally cleared swaps, respectively. Securities pledged by the fund for exchange-traded and centrally-cleared transactions, if any, are identified in the Fund's investments.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the six months ended April 30, 2018, the fund used futures contracts to manage against anticipated interest rate changes. The fund held futures contracts with USD notional values ranging from $117.2 million to $122.4 million, as measured at each quarter end.

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument

SEMIANNUAL REPORT   |   JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND       22

at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the Fund's investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the fund writes an option, the premium received is included as a liability and subsequently "marked-to-market" to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

During the six months ended April 30, 2018, the fund wrote option contracts to hedge against changes in securities markets and to generate potential income. The fund held written options contracts with market values from $1.1 million to $2.1 million, as measured at each quarter end.

Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals. Swap agreements are privately negotiated in the OTC market or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as unrealized appreciation/depreciation of swap contracts. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

During the six months ended April 30, 2018, the fund used interest rate swaps to manage against anticipated interest rate changes. No interest rate swap positions were entered into or closed during the six months ended April 30, 2018.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at April 30, 2018 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Receivable/payable for futures	Futures†	$526,240	—
Equity	Written options, at value	Written options	—	($1,116,640)
Interest rate	Swap contracts, at value	Interest rate swaps^	2,824,478	—
			$3,350,718	($1,116,640)

SEMIANNUAL REPORT   |   JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND       23

Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
† Reflects cumulative appreciation/depreciation on futures as disclosed in Fund's investments. Only the year end variation margin is separately disclosed on the Statement of assets and liabilities.
^ Reflects cumulative value of swap contracts. Receivable for centrally cleared swaps, which includes value and margin, and swap contracts at value, which represents OTC swaps, are shown separately on the Statement of assets and liabilities.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended April 30, 2018:

Statement of operations location - net realized gain (loss) on:
Risk	Futures contracts	Written options	Swap contracts	Total
Equity	—	($6,694,723)	—	($6,694,723)
Interest rate	$5,657,295	—	$384,148	6,041,443
Total	$5,657,295	($6,694,723)	$384,148	($653,280)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended April 30, 2018:

Statement of operations location - change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts	Written options	Swap contracts	Total
Equity	—	$2,078,715	—	$2,078,715
Interest rate	($1,247,942)	—	$3,024,249	1,776,307
Total	($1,247,942)	$2,078,715	$3,024,249	$3,855,022

Note 4 — Guarantees and indemnifications

Under the fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to 0.75% of the fund's average daily managed assets (net assets plus borrowings under the Liquidity Agreement) (see Note 8). The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor, and a subadvisory agreement with Analytic Investors, LLC. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended April 30, 2018, this waiver amounted to 0.01% of the fund's average daily managed assets (on an annualized basis). This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

SEMIANNUAL REPORT   |   JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND       24

The expense reductions described above amounted to $54,966 for the six months ended April 30, 2018.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended April 30, 2018 were equivalent to a net annual effective rate of 0.74% of the fund's average daily managed assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the six months ended April 30, 2018 amounted to an annual rate of 0.02% of the fund's average daily managed assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

In December 2007, the Board of Trustees approved a share repurchase plan, which is subsequently reviewed and approved by the Board of Trustees each year in December. Under the current share repurchase plan, the fund may purchase in the open market up to 10% of its outstanding common shares as of December 31, 2017. The current share repurchase plan will remain in effect between January 1, 2018 and December 31, 2018. During the six months ended April 30, 2018 and for the year ended October 31, 2017, there was no activity under the share repurchase plan.

Note 7 — Leverage risk

The fund utilizes a Liquidity Agreement to increase its assets available for investment. When the fund leverages its assets, common shareholders bear the fees associated with the Liquidity Agreement and have potential to benefit or be disadvantaged from the use of leverage. The Advisor's fee is also increased in dollar terms from the use of leverage. Consequently, the fund and the Advisor may have differing interests in determining whether to leverage the fund's assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:

•	the likelihood of greater volatility of NAV and market price of common shares;
•	fluctuations in the interest rate paid for the use of the Liquidity Agreement;
•	increased operating costs, which may reduce the fund's total return;
•	the potential for a decline in the value of an investment acquired through leverage, while the fund's obligations under such leverage remains fixed; and
•	the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund's return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived. The use of securities lending to obtain leverage in the fund's investments may subject the fund to greater risk of loss than would reinvestment of collateral in short term highly rated investments.

In addition to the risks created by the fund's use of leverage, the fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the Liquidity Agreement is terminated. Were this to happen, the fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the fund's ability to generate income from the use of leverage would be adversely affected.

SEMIANNUAL REPORT   |   JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND       25

Note 8 — Liquidity agreement

The fund has entered into a Liquidity Agreement (LA) with State Street Bank and Trust Company (SSB) that allows it to borrow or otherwise access up to $428 million (maximum facility amount) through a line of credit, securities lending and reverse repurchase agreements. The amounts outstanding at April 30, 2018 are shown in the Statement of assets and liabilities as the Liquidity agreement.

The fund pledges its assets as collateral to secure obligations under the LA. The fund retains the risks and rewards of the ownership of assets pledged to secure obligations under the LA and makes these assets available for securities lending and reverse repurchase transactions with SSB acting as the fund's authorized agent for these transactions. All transactions initiated through SSB are required to be secured with cash collateral received from the securities borrower (the Borrower) or cash is received from the reverse repurchase agreement (Reverse Repo) counterparties. Securities lending transactions will be secured with cash collateral in amounts at least equal to 100% of the market value of the securities utilized in these transactions. Cash received by SSB from securities lending or Reverse Repo transactions is credited against the amounts borrowed under the line of credit.

Upon return of securities by the Borrower or Reverse Repo counterparty, SSB will return the cash collateral to the Borrower or proceeds from the Reverse Repo, as applicable, which will eliminate the credit against the line of credit and will cause the drawdowns under the line of credit to increase by the amounts returned. Income earned on the loaned securities is retained by SSB, and any interest due on the reverse repurchase agreements is paid by SSB.

SSB has indemnified the fund for certain losses that may arise if the Borrower or a Reverse Repo Counterparty fails to return securities when due. With respect to securities lending transactions, upon a default of the securities borrower, SSB uses the collateral received from the Borrower to purchase replacement securities of the same issue, type, class and series. If the value of the collateral is less than the purchase cost of replacement securities, SSB is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any of the fund's losses on the reinvested cash collateral. Although the risk of the loss of the securities is mitigated by receiving collateral from the Borrower or proceeds from the Reverse Repo counterparty and through SSB indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the Borrower or Reverse Repo counterparty fails to return the securities on a timely basis.

Under normal circumstances, interest charged is at the rate of one month LIBOR (London Interbank Offered Rate) plus 0.625%, is payable monthly on the aggregate balance of the drawdowns outstanding under the LA. As of April 30, 2018, the fund had an aggregate balance of $427,900,000 at an interest rate of 2.53%, which is reflected in the Liquidity agreement on the Statement of assets and liabilities. During the six months ended April 30, 2018, the average balance of the LA and the effective average interest rate were $427,900,000 and 2.26%, respectively.

After the six month anniversary of the effective date of the agreement, the fund may terminate the LA with 60 days' notice. If certain asset coverage and collateral requirements, or other covenants are not met, the LA could be deemed in default and result in termination. Absent a default or facility termination event, SSB is required to provide the fund with 360 days' notice prior to terminating the LA.

Note 9 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $105,359,706 and $128,863,939, respectively, for the six months ended April 30, 2018.

Note 10 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

SEMIANNUAL REPORT   |   JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND       26

ADDITIONAL INFORMATION

Unaudited

Investment objective and policy

The fund is a closed-end, diversified management investment company, common shares of which were initially offered to the public on February 25, 2004, and are publicly traded on the New York Stock Exchange (the NYSE). The fund's investment objective is to provide a high level of after-tax total return from dividend income and gains and capital appreciation. The fund utilizes a credit facility agreement to increase its assets available for investments.

Under normal market conditions, the fund will invest at least 80% of its assets (net assets plus borrowings for investment purposes) in dividend-paying common and preferred securities that the subadvisors believe at the time of acquisition are eligible to pay dividends which, for individual shareholders, qualify for U.S. federal income taxation at rates applicable to long-term capital gains, which are currently taxed to noncorporate taxpayers at a maximum rate of 20% (15% or 0% for individuals in certain tax brackets) (tax-advantaged dividends). The fund will notify shareholders at least 60 days prior to any change in this 80% investment policy. Tax-advantaged dividends generally include dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The fund generally can pass the tax treatment of tax-advantaged dividends it receives through to its common shareholders. The fund may write (sell) covered call index options on up to 30% of the value of the fund's total assets.

Dividends and distributions

During the six months ended April 30, 2018, distributions from net investment income totaling $0.8280 per share and distributions from capital gains totaling $0.5265 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

Payment Date	Income Distributions
November 30, 2017	$0.1380
December 18, 2017	0.1380
January 31, 2018	0.1380
February 28, 2018	0.1380
March 29, 2018	0.1380
April 30, 2018	0.1380
Total	$0.8280
Payment Date	Additional Distributions
December 18, 2017	$0.5265
Total	$1.3545

Shareholder meeting

The fund held its Annual Meeting of Shareholders on Friday, February 2, 2018. The following proposal was considered by the shareholders:

Proposal: To elect one (1) Trustees (Andrew G. Arnott) to serve for a one-year term ending at the 2019 Annual Meeting of Shareholders. To elect four (4) Trustees (Charles L. Bardelis, Peter S. Burgess, Theron S. Hoffman, and Warren A. Thomson) to serve for a three-year term ending at the 2021 Annual Meeting of Shareholders.

	Total votes for the nominee	Total votes withheld from the nominee
Independent Trustees
Charles L. Bardelis	30,603,778.309	656,555.002
Peter S. Burgess	30,600,518.309	659,815.002
Theron S. Hoffman	30,607,367.309	652,966.002
Non-Independent Trustee

SEMIANNUAL REPORT   |   JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND       27

Andrew G. Arnott	30,674,081.309	586,252.002
Warren A. Thomson	30,601,920.309	658,413.002

Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are: James R. Boyle, William H. Cunningham, Grace K. Fey, Deborah C. Jackson, Hassell H. McClellan, James M. Oates, Steven R. Pruchansky, and Gregory A. Russo.

SEMIANNUAL REPORT   |   JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND       28

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisors

John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Analytic Investors, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Computershare Shareowner Services, LLC

Legal counsel

K&L Gates LLP

Stock symbol

Listed New York Stock Exchange: HTD

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.

You can also contact us:
800-852-0218 jhinvestments.com	Regular mail: Computershare P.O. Box 505000 Louisville, KY 40233	Express mail: Computershare 462 South 4th Street, Suite 1600 Louisville, KY 40202

SEMIANNUAL REPORT   |   JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND       29

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Core

Small Cap Growth

Small Cap Value

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport Long/Short

Technical Opportunities

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-852-0218, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Advisers, LLC 601 Congress Street ■ Boston, MA 02210-2805 800-852-0218 ■ jhinvestments.com
MF450500	P13SA 4/18 6/18

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)	Not applicable.
(b)
			Total number of	Maximum number of
	Total number of		shares purchased	shares that may yet
	shares	Average price	as part of publicly	be purchased under
Period	purchased	per share	announced plans*	the plans
Nov-17	-	-	-	3,538,496
Dec-17	-	-	-	3,538,496
Jan-18	-	-	-	3,538,496*
Feb-18	-	-	-	3,538,496
Mar-18	-	-	-	3,538,496
Apr-18	-	-	-	3,538,496
Total	-	-

*In December 2007, the Trustees approved a share repurchase plan, which has been subsequently reviewed and approved by the Board of Trustees each year in December. Under the current share repurchase plan, the Fund may purchase in the open market up to 10% of its outstanding common shares as of December 31, 2017. The current share repurchase plan will remain in effect between January 1, 2018 and December 31, 2018.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund did not participate directly in securities lending activities. See Note 8 to financial statements in Item 1.

ITEM 13. EXHIBITS.

(a) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

(c)(2) Registrant’s notice to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the Investment Company Act of 1940, as amended and Rule 19b-1 thereunder regarding distributions made pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Tax-Advantaged Dividend Income Fund

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	June 18, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	June 18, 2018

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	June 18, 2018